Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 159.23
Total Fee Amount	159.23
Total Transaction Valuation	1,152,971.78
Total Offset Amount	0.00
Net Fee	$ 0.00